UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2024

SPHERE 3D CORP.
(Exact name of registrant as specified in its charter)

Ontario	001-36532	98-1220792
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

895 Don Mills Road
Bldg. 2, Suite 900
 Toronto, Ontario, Canada M3C 1W3
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (647) 952 5049

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares	ANY	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations.

The Board of Directors (the "Board") of Sphere 3D Corp. (the "Company") has established May 15, 2024, as the date of the Company's 2024 annual meeting of shareholders (the "Annual Meeting"). Because the date of the Annual Meeting differs by more than 30 days from the anniversary date of the previous annual meeting of shareholders, previously announced deadlines for any shareholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise, are no longer applicable.

To be considered for inclusion in this year's proxy materials for the Annual Meeting pursuant to Rule 14a-8 under the Exchange Act, shareholders who intend to present proposals for action at the Annual Meeting must ensure that such proposals are received by the Company's Secretary at 895 Don Mills Road, Bldg. 2, Suite 900 Toronto, Ontario M3C 1W3 on or before the close of business on March 20, 2024. In addition to complying with this deadline, shareholder proposals must comply with all applicable U.S. Securities and Exchange Commission ("SEC") rules, including Rule 14a-8, and the requirements set forth in the Company's Amended By-Laws (the "By-Laws"), and applicable law.

In accordance with the Company's By-Laws, a shareholder entitled to vote can submit a notice to the Company of a nominee for director at the Annual Meeting.  The notice by such shareholder must be received not later than the close of business on the 30th day before the date of the annual meeting of shareholders; provided, however, that if the first public announcement made by the Company of the date of the annual meeting of shareholders is less than 50 days prior to the meeting date, not later than the close of business on the 10th day following the day on which the first public announcement of the date of such annual meeting of shareholders is made by the Company.  Accordingly, notice of shareholder nominations for director for the Annual Meeting must be received on or before April 15, 2024.

In addition to complying with the deadline, shareholders who intend to solicit proxies in support of director nominees other than the Company's nominees for the Annual Meeting must comply with all applicable SEC rules, including Rule 14a-19 under the Exchange Act, the requirements set forth in the By-Laws, and applicable law.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 1, 2024

SPHERE 3D CORP.

By:	/s/ Patricia Trompeter
Patricia Trompeter Chief Executive Officer